Exhibit 8.1

NTT DoCoMo, Inc.

List of Subsidiaries

SUBSIDIARIES OF REGISTRANT

Name	Jurisdiction of Incorporation
NTT DoCoMo Hokkaido, Inc.	Japan

NTT DoCoMo Tohoku, Inc.	Japan

NTT DoCoMo Tokai, Inc.	Japan

NTT DoCoMo Hokuriku, Inc.	Japan

NTT DoCoMo Kansai, Inc.	Japan

NTT DoCoMo Chugoku, Inc.	Japan

NTT DoCoMo Shikoku, Inc.	Japan

NTT DoCoMo Kyushu, Inc.	Japan

DoCoMo Service Inc.	Japan

DoCoMo Engineering Inc.	Japan

DoCoMo Mobile Inc.	Japan

DoCoMo Support Inc.	Japan

DoCoMo Systems, Inc.	Japan

DoCoMo Sentsu, Inc.	Japan

DoCoMo Technology, Inc.	Japan

DoCoMo Service Hokkaido Inc.	Japan

DoCoMo Service Tohoku Inc.	Japan

DoCoMo Service Tokai Inc.	Japan

DoCoMo Service Hokuriku Inc.	Japan

DoCoMo Service Kansai Inc.	Japan

DoCoMo Service Chugoku Inc.	Japan

DoCoMo Service Shikoku Inc.	Japan

DoCoMo Service Kyushu Inc.	Japan

DoCoMo Engineering Hokkaido Inc.	Japan

DoCoMo Engineering Tohoku Inc.	Japan

DoCoMo Engineering Tokai Inc.	Japan

DoCoMo Engineering Hokuriku Inc.	Japan

DoCoMo Engineering Kansai, Inc.	Japan

DoCoMo Engineering Chugoku Inc.	Japan

DoCoMo Engineering Shikoku Inc.	Japan

DoCoMo Engineering Kyushu Inc.	Japan

Name	Jurisdiction of Incorporation

DoCoMo Mobile Hokkaido Inc.	Japan

DoCoMo Mobile Tokai Inc.	Japan

DoCoMo Mobilemedia Kansai, Inc.	Japan

DoCoMo Mobile Chugoku, Inc.	Japan

DoCoMo i Kyushu Inc.	Japan

e Engineering Inc.	Japan

D2 Communications Inc.	Japan

DoCoMo.com, Inc	Japan

DoCoMo Machine Com, Inc.	Japan

Trinotes, Inc.	Japan

Business Expert Inc.	Japan

Mobimagic Co., Ltd.	Japan

Double square Inc.	Japan

DCM Investment Inc.	United States of America

DoCoMo Commumications Laboratories Europe GmbH	Germany

DoCoMo Communications Laboratories USA, Inc.	United States of America

DoCoMo Europe(France)S.A.S.	France

DoCoMo Europe Limited	United Kingdom

DoCoMo i-mode Europe B.V.	The Netherlands

NTT DoCoMo Telecomunicações do Brasil Limitada.	Brazil

NTT DoCoMo USA, Inc.	United States of America

Brilliant Design Limited	British Virgin Islands

DCM Capital 3G HKG (UK) Limited	United Kingdom

DCM Capital HKG (UK) Limited	United Kingdom

DCM Capital LDN (UK) Limited	United Kingdom

DCM Capital NL (UK) Limited	United Kingdom

DCM Capital TWN (UK) Limited	United Kingdom

DCM Capital USA (UK) Limited	United Kingdom

HTCL Holdings limited	Hong Kong

Lugton Limited	British Virgin Islands

Taiwan DoCoMo Limited	Republic of China

Tecworld Limited	British Virgin Islands